Exhibit 99.2

Earnings Release April 22, 2009

Certain matters discussed on this call may contain forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares' control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in our annual report on Form 10-K for the year ended December 31, 2008, and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

Opening Comments Strong capital position with tangible common equity to total tangible assets of 7.8% Business model intact and positioned for future opportunities Continued potential to extend our growth strategy in Texas market Continuing to maintain an intense focus on credit quality Provision for loan losses based on reserve methodology, which includes factors related to overall economic conditions

Financial Highlights Net income and EPS Net income available to common shareholders of $5.2 million for Q1-2009 increased 49% compared to Q4-2008; 35% decrease compared to Q1-2008 EPS of $.17 increased 55% compared to Q4-2008; 43% decrease compared to Q1-2008 Impact of preferred stock dividends in Q1-09 was $.03 and $.02 for shares added in Q3-08 Growth in loans Held for investment - 4% increase over Q4-2008; 16% increase compared to Q1-2008 Total loans - 10% increase over Q4-2008; 26% increase compared to Q1-2008 Growth in deposits Demand deposits - 12% increase compared to Q4-2008; 36% increase compared to Q1- 2008 Total deposits - decrease of 4% from Q4-2008; 6% increase compared to Q1-2008 Net interest margin at 3.39%, slight decrease from Q4-08 Significant reduction in costs of all major funding sources, especially borrowings Strong growth in average balances in Q1-2009 for both LHFI and LHFS Growth in DDA and equity growth reduced total cost of funding, but at lower earnings rate Comparisons based on average balances

Financial Review Improved operating leverage - the benefit of growth and improved operations Net revenue increase of 8% from Q4-2008; 14% increase from Q1-2008 Benefit reduced by reduction in NIM from 2008 levels Credit quality Provision of $8.5 million for quarter Continue to provide based on methodology and allows for factors related to economic conditions Increase in non-performing assets Non-accrual loans at 1.26% and non-accrual loans + ORE to loans + ORE at 1.93% Net charge-offs of $2.6 million, or 26 bps, in Q1-2009

Income Statement (in thousands) Q1-09 Q4-08 Q3-08 Q2-08 Q1-08 Net interest income $ 41,217 $ 38,712 $ 38,266 $ 38,160 $ 36,599 Provision for loan losses 8,500 11,000 4,000 8,000 3,750 Net interest income after provision for loan losses 32,717 27,712 34,266 30,160 32,849 Non-interest income 6,900 5,950 4,885 5,952 5,683 Non-interest expense 30,306 28,443 27,675 27,256 26,277 Income before income taxes 9,311 5,219 11,476 8,856 12,255 Income tax expense 3,186 1,732 3,911 3,056 4,225 Net income 6,125 3,487 7,565 5,800 8,030 Preferred stock dividends 930 ^ ^ ^ ^ Net income available to common shareholders $ 5,195 $ 3,487 $ 7,565 $ 5,800 $ 8,030 Diluted EPS $ .17 $ .11 $ .27 $ .22 $ .30 Net interest margin 3.39% 3.41% 3.47% 3.65% 3.65% ROA .48% .29% .65% .53% .76% ROE 5.44% 3.61% 9.12% 7.40% 10.64% Efficiency 63.0% 63.7% 64.1% 61.8% 62.1%

Financial Summary (in thousands) QTD Averages QTD Averages QTD Averages Q1 2009 Q4 2008 Q1 2008 Q1/Q4 % Change YOY % Change Loans held for investment $4,022,180 $3,875,586 $3,483,840 4% 15% Loans held for sale 587,401 316,409 171,672 86% 242% Total loans 4,609,581 4,191,995 3,655,512 10% 26% Securities 367,859 360,264 428,401 2% (14)% Demand deposits 636,704 566,513 469,299 12% 36% Total deposits 3,234,282 3,359,960 3,051,930 (4)% 6% Total assets 5,195,605 4,761,260 4,263,954 9% 22%

Financial Summary (in thousands) Period End Period End Period End Q1 2009 Q4 2008 Q1 2008 Q1/Q4 % Change YOY % Change Loans held for investment $4,019,247 $4,027,871 $3,493,631 0% 15% Loans held for sale 426,982 496,351 239,860 (14)% 78% Total loans 4,446,229 4,524,222 3,733,491 (2)% 19% Securities 361,898 378,752 425,513 (4)% (15)% Demand deposits 608,939 587,161 503,554 4% 21% Total deposits 3,010,960 3,333,187 3,155,313 (10)% (5)% Total assets 5,009,931 5,139,564 4,351,514 (3)% 15%

QTD Average Balances, Yields and Rates (in thousands) Q1 2009 Q1 2009 Q4 2008 Q4 2008 Q1 2008 Q1 2008 Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Assets Securities $ 367,857 4.49% $ 360,264 4.70% $ 428,401 4.78% Fed funds sold & liquidity investments 26,130 .67% 28,811 .39% 5,965 3.51% Loans held for sale 587,401 4.48% 316,409 5.58% 171,672 6.11% Loans held for investment 4,022,180 4.58% 3,875,586 5.17% 3,483,840 6.84% Total loans, net of reserve 4,562,895 4.61% 4,153,850 5.25% 3,621,993 6.87% Total earning assets 4,956,882 4.58% 4,542,925 5.18% 4,056,359 6.65% Total assets $ 5,195,605 $ 4,761,260 $ 4,263,954 Liabilities and Stockholders' Equity Total interest bearing deposits $ 2,597,578 1.81% $ 2,793,447 2.29% $ 2,582,631 3.38% Other borrowings 1,367,691 .54% 881,868 1.12% 773,149 3.43% Long-term debt 113,406 4.29% 113,406 5.64% 113,406 6.69% Total interest bearing liabilities 4,078,675 1.45% 3,788,721 2.12% 3,469,186 3.50% Demand deposits 636,704 566,513 469,299 Stockholders' equity 456,607 384,703 303,398 Total liabilities and stockholders' equity $ 5,195,605 1.14% $ 4,761,260 1.68% $ 4,263,954 2.85% Net interest margin 3.39% 3.41% 3.65%

2004 2005 2006 2007 2008 Q1-2009 Non Interest Expense 50381 65344 86912 98606 109651 121224 2004 2005 2006 2007 2008 Q1-2009 Net Interest Income 71467 93624 117170 139752 151737 164868 Non Interest Income 10593 12507 17684 20627 22470 27600 Revenue and Expense Growth Net Interest Income Non-interest Income Non-interest Expense 2004 2005 2006 2007 2008 ($ in thousands) Q1-2009 82,060 106,131 134,854 160,379 174,207 192,468 Operating Revenue CAGR: 22% Net Interest Income CAGR: 22% Non-interest Income CAGR: 25% Non-interest Expense CAGR: 23%

2004 2005 2006 2007 2008 Q1-2009 Demand Deposits 398 512 514 529 587 609 Interest Bearing Deposits 1392 1983 2555 2537 2746 2402 Deposit and Loan Growth Loans HFI* Interest Bearing Deposits Demand Deposits * Excludes loans held for sale. 2004 2005 2006 2007 2008 Q1-2009 Loans Held for Investment 1565 2076 2722 3462 4028 4019 2004 2005 2006 2007 2008 ($ in millions) 2009 Demand Deposit CAGR: 11% Total Deposit CAGR: 13% Loans Held for Investment CAGR: 25%

Loan Portfolio Statistics Non-accrual loans Commercial 13,459 Construction 29,493 Real estate 3,594 Consumer 86 Equipment leases 4,051 Total non-accrual loans $ 50,683 Non-accrual loans as % of total loans 1.14% ORE 27,501 Total Non-accruals + ORE $ 78,184 Non-accrual loans + ORE as % of loans held for investment + ORE 1.93% Total Loans $4,446,229 All numbers in thousands.

Credit Quality Credit experience remains relatively good Weakness continues to be manageable Net charge-offs of $2.6 million in Q1-2009 Net charge-offs represent 26 bps for the quarter NCO's related to identified problems substantially covered with allocated reserves in prior periods Increase in non-performing loan levels not unexpected due to economic impact, but receiving continued intense focus Non-performing loans as a percent of loans held for investment were 1.38% Provision of $8.5 million in Q1-2009 Reserve balance increased to 1.31% Provision driven by methodology, which includes factors related to challenging economic conditions Current appraisals continue to support collateral values Tightened credit standards warranted by industry conditions

Credit Quality Reserve / Loans* 1.31% 1.16% .95% .77% .91% Non-accrual loans + ORE to loans* + ORE 1.93% 1.81% ..69% ..37% ..27% Reserve to non-accruals 1.0x 1.0x 1.5x 2.3x 3.3x Reserve to NPL 1.0x .9x 1.3x 1.9x 2.2x Net Charge-offs / Average Loans YTD 2009 2008 2007 2006 2005 * Excludes loans held for sale.

Closing Comments Continued intense focus on maintaining credit quality Positioned to take advantage of opportunity for people and customers

Q & A